UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

NORTHERN LIGHTS ETF TRUST

(Name of Registrant as Specified in its Charter) Northern Lights ETF Trust
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_] Fee paid previously with preliminary materials:

[_]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Northern Lights ETF Trust

Arrow Dow Jones Global Yield ETF

17605 Wright Street

Omaha, NE 68130

February 14, 2014

Dear Shareholder:

We are pleased to invite you to a Special Meeting of Shareholders on March 21, 2014 at 9:00 a.m. Eastern Time at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

At this Special Meeting, the agenda includes:

•	the election of six trustees; and

•	such other business as may properly come before the Special Meeting and any postponements or adjournments thereof.

Every shareholder’s vote is important, so whether or not you are planning to attend the meeting, we encourage you to vote your shares by:

•

By Mail with the enclosed proxy card – be sure to sign, date and return it in the enclosed postage paid envelope.

•

By Internet. Through the website listed in the proxy voting instructions.

•

By Telephone using the toll-free number listed in the proxy voting instructions.

•

In Person at the Shareholder Meeting on March 21, 2014. If you attend the meeting, be sure to bring a form of picture identification with you and you may deliver your completed proxy card in person, or you may vote by completing a ballot, which will be available at the meeting.

We encourage you to vote over the internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. We ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have any questions, please call D.F. King & Co., Inc., the Fund’s proxy solicitor, at 1-888-414-5566.

We hope that you will join us at the Special Meeting on March 21, 2014. I thank you for your commitment to Arrow Dow Jones Global Yield ETF, a series of the Northern Lights ETF Trust, and urge you to vote your shares.

Sincerely,

/s/ Joseph Barrato

Joseph Barrato

Chairman

NOTICE OF 2014 SPECIAL MEETING OF SHAREHOLDERS

Date:	March 21, 2014
Time:	9:00 a.m. Eastern Time
Place:	80 Arkay Drive, Suite 110, Hauppauge, New York 11788

AGENDA:

1.	To elect Robert S. Andrialis, Joseph Barrato, John Mannix, Thomas T. Sarkany, Charles A. Barragato and Paul Montgomery as members of the Board of Trustees of Northern Lights ETF Trust; and

2.	To transact any other business that may properly come before the meeting or any postponements or adjournments thereof.

Notice & Record Date:

Only shareholders of record of Arrow Dow Jones Global Yield ETF (“GYLD”), a series of Northern Lights ETF Trust, at the close of business on February 12, 2014, the record date, are entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

Access:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 21, 2014:

The Trust’s proxy materials are available on the Trust’s website at www.arrowshares.com and following the link for “Literature.”

Meeting Admission:

If you attend the meeting, you will be asked to present picture identification, such as a driver’s license or passport. If your GYLD shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and this proxy statement is being forwarded to you by your broker or nominee. As a result, your name does not appear on our list of shareholders. If your GYLD shares are held in street name, in addition to picture identification, you should bring with you a letter or account statement showing that you were the beneficial owner of the shares on the record date, in order to be admitted to the meeting.

By order of the Board of Trustees,
/s/ James P. Ash
James P. Ash, Secretary

Arrow Dow Jones Global Yield ETF

c/o Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York, 11788

February 14, 2014

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on the proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

The proxy statement and our Annual Report on Form N-CSR for the fiscal year ended January 31, 2013 is available at http://www.arrowshares.com/ by following the link for “Literature.”

Arrow Dow Jones Global Yield ETF

a series of

Northern Lights ETF Trust

17605 Wright Street

Omaha, NE  68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 21, 2014

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights ETF Trust (the “Trust”) on behalf of Arrow Dow Jones Global Yield ETF (NYSE Arca: GYLD) (the “Fund” or “GYLD”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, on March 21, 2014 at 9:00 a.m., Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about February 20, 2014.

The Meeting has been called by the Board for the following purposes:

1.

The election of six trustees; and

2.

To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 12, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report, including its financial statements, is available at no charge by sending a written request to the Fund, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-877-277-6933.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND PROXY VOTING
Questions and Answers	3
Policies on Reporting of Concerns Regarding Accounting and Other Matters and on Communicating with Non-Management Trustees	5
Where You Can Find More Information	5
Incorporation by Reference	5
Important Notice Regarding Delivery of Shareholder Documents	6
Notice to Banks and Broker-Dealers	6
Other Business	6
PROPOSAL: ELECTION OF TRUSTEES	6
TRUSTEES AND EXECUTIVE OFFICERS	7
Trustees and Nominees for Trustees	7
Executive Officers	11
CORPORATE GOVERNANCE	13
Management	13
Leadership Structure of the Board	13
Board Independence	14
Committees of the Board of Trustees	14
Code of Ethics	16
Trustee Compensation	16
Trustee Ownership of Fund Shares	17
Independent Registered Public Accounting Firm	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	18
OPERATION OF THE FUND	18
PROXY DELIVERY	19

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND PROXY VOTING

Questions and Answers

Who is soliciting my vote?

The Trustees are soliciting your vote for the Meeting.

When is the record date for the Special Meeting?

The Board has fixed the record date and time for the Meeting as the close of business on February 12, 2014.

How many votes can be cast by all shareholders?

A total of 3,675,000 shares of beneficial interest of the Fund were outstanding as of February 12, 2014 and entitled to be voted at the meeting. Each share of beneficial interest is entitled to one vote on each matter.

Can the proxy materials be accessed electronically?

The Trust’s proxy materials are available on the Trust’s website at www.arrowshares.com and following the link for “Literature.”

Choosing to receive future proxy materials by email will save the Trust the cost of printing and mailing documents to you and will reduce the impact of the Trust’s special meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

How do I vote?

You may vote in one of four ways:

•	By Mail with the enclosed proxy card – be sure to sign, date and return it in the enclosed postage paid envelope. By Internet. Through the website listed in the proxy voting instructions.

•	By Telephone using the toll-free number listed in the proxy voting instructions.

•

In Person at the Shareholder Meeting on March 21, 2014. If you attend the meeting, be sure to bring a form of picture identification with you and you may deliver your completed proxy card in person, or you may vote by completing a ballot, which will be available at the meeting.

We encourage you to vote over the internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. We ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have any questions, please call D.F. King & Co., Inc., the Fund’s proxy solicitor, at 1-888-414-5566.

What are the Board’s recommendations on how to vote my shares?

The Board recommends a vote FOR the election of the six trustees set forth in the Proxy Statement.

Who pays the cost for soliciting proxies?

Arrow Investment Advisors, LLC (the “Advisor”), the investment adviser to the Fund, will pay the cost for the solicitation of proxies. Proxies may be solicited personally, by telephone, fax or e-mail by employees of Arrow without any remuneration to such individuals other than their regular compensation. Arrow will also reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies. Total estimated proxy solicitation costs are approximately $13,695.

Can I change my vote?

You may revoke your proxy at any time before it is voted by notifying the Secretary of the Trust in writing, by returning a signed proxy with a later date, by transmitting a subsequent vote over the Internet prior to the close of the Internet voting facility, by telephone prior to the close of the telephone voting facility, or by attending the Meeting and voting in person. If your shares are held in street name, you must contact your broker or nominee for instructions as to how to change your vote.

What vote is required to approve each item?

The six nominees for election as trustees who receive a plurality of the votes cast for election of trustees shall be elected trustees.

How is a quorum reached?

The presence, in person or by proxy, of holders of at least one-third of the total number of outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Shares held of record by shareholders or brokers, bankers or other nominees who do not return a signed and dated proxy nor attend the Meeting in person will not be considered present or represented at the Meeting and will not be counted in determining the presence of a quorum. Abstentions and “broker non-votes” (i.e., shares represented at the Meeting held by brokers, bankers or other nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and, with respect to one or more but not all issues, such brokers or nominees do not have discretionary voting power to vote such shares), if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Meeting.

How is the vote counted?

Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Trust to act as tabulators for the Meeting. The tabulators will count all votes “for,” “against,” “withhold,” and abstentions and broker non-votes, as applicable, for each matter to be voted on at the Meeting. Shares represented by proxies that withhold authority to vote for a nominee for election as a trustee will not be counted as votes “for” a trustee. Shares properly voted to “abstain” on a particular matter and broker non-votes are treated as having not voted on the particular matter and will therefore not affect the outcome of the proposal.

Could other matters be decided at the Meeting?

The Trust does not know of any other matters that may be presented for action at the Meeting. Should any other business come before the Meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Meeting unless they receive instructions from you with respect to such matter.

What happens if the Meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Any proposal of business or nomination should be mailed to: James P. Ash, Secretary, Northern Lights ETF Trust, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York, 11788.

Policies on Reporting of Concerns Regarding Accounting and Other Matters and on Communicating with Non-Management Trustees

The Board and the Audit Committee of the Trust have adopted policies on reporting concerns regarding accounting and other matters and on communicating with the non-management Trustees. Any person, whether or not an employee, who has a concern about the conduct of the Trust, or any of its people, including with respect to accounting, internal accounting controls or auditing matters, may, in a confidential or anonymous manner, communicate that concern to Robert Andrialis, the chairperson of the Audit Committee, who is the designated contact for these purposes. Contact may be made by writing to him, care of the Audit Committee of the Fund, at c/o Gemini Fund Services, LLC,  80 Arkay Drive, Suite 110, Hauppauge, New York, 11788.

Any interested party, whether or not an employee, who wishes to communicate directly with the presiding trustee of the executive sessions of our non-management trustees, or with our non-management trustees as a group, also may contact 1-877-277-6933 using one of the above methods.

Where You Can Find More Information

The Trust files shareholder reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). You may read and copy any reports, statements, or other information that the Trust files at the SEC’s public reference room at the following location: 100 F Street, N.E., Washington, D.C. 20549.

Please call the SEC at 1-800-732-0330 for further information on the public reference room. The Trust’s SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. You may also read and copy any document the Trust files with the SEC on our website at www.arrowshares.com by following the link for “Literature.”

You should rely on the information contained in this document to vote your shares at the Meeting. The Trust has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated February 14, 2014. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to shareholders at any time after that date does not create an implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing of the Trust under the Securities Act of 1933 or the Investment Company Act of 1940, as amended (the “1940 Act”) the sections of this Proxy Statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) and “Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

Important Notice Regarding Delivery of Shareholder Documents

In accordance with a notice sent to certain shareholders of the Fund who share a single address, only one copy of this Proxy Statement and the Annual Report for the fiscal year ended January 31, 2013 is being sent to that address unless the Trust has received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce the Trust’s printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of this Proxy Statement or the Annual Report for the Fund’s fiscal year ended January 31, 2013, he or she may contact the Trust by mail at Arrow Dow Jones Global Yield ETF, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, or by telephone at 1-877-277-6933, and the Trust will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact Investor Relations using the above contact information if he or she would like to receive separate proxy statements and annual reports in the future. If you are receiving multiple copies of our annual reports and proxy statements, you may request householding in the future by contacting Investor Relations.

Notice to Banks and Broker-Dealers

The Trust has previously solicited all nominee and broker-dealer accounts as to the number of additional proxy statements required to supply owners of shares.  Should additional proxy material be required for beneficial owners, please contact the Trust by mail at Arrow Dow Jones Global Yield ETF, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, or by telephone at 1-877-277-6933.

Other Business

The Board knows of no business to be brought before the Meeting which is not referred to in the accompanying Notice. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Meeting unless they receive instructions from you with respect to such matter.

 PROPOSAL: ELECTION OF TRUSTEES

The Board currently comprises four (4) Trustees and proposes to add two Trustees at the Meeting, which will fix the number of Trustees at six (6). The Board has nominated four incumbent Trustees (three (3) of whom stand for re-election and one (1) of whom for election), and two new nominees for Trustee. The three incumbent Trustees standing for re-election are Robert S. Andrialis, Joseph Barrato and Thomas T. Sarkany. The one incumbent Trustee standing for election is John Mannix. The two new nominees standing for election are Charles Barragato and Paul Montgomery.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR TRUSTEE NAMED ABOVE

The affirmative vote of a plurality of the votes cast at the meeting will be required for the election of the Trustee nominees. Broker non-votes and votes withheld will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election. The Trust has no reason to believe that any nominee will be unavailable for election at the Meeting. In the event that one or both nominees are unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of trustees to be elected at the Meeting. Information relating to each nominee for election as trustee and for each continuing trustee, including his or her period of service as a trustee of the Trust, principal occupation and other biographical material, is shown below.

The Trust is not aware of any purchase or sales of the Advisor or its parent company or any of its subsidiaries since February 1, 2014 by any Trustee or nominee for election as Trustee of the Trust.

TRUSTEES AND EXECUTIVE OFFICERS

Trustees and Nominees for Trustees

The Trustees and Trustee nominees, as of February 14, 2014, their respective years of birth and their respective positions are as follows:

Name	Year of Birth	Position
Robert S. Andrialis(1)(2)	1944	Trustee
John Mannix(1)(2)	1968	Trustee
Thomas T. Sarkany(1)(2)	1946	Trustee
Charles A. Barragato(3)	1944	Trustee Nominee
Paul Montgomery(3)	1953	Trustee Nominee
Joseph Barrato(4)	1965	Chairman and Trustee

(1)	Member of the Audit Committee and Nominating Committee.

(2)	Independent Trustee.

(3)	Would be an Independent Trustee and Member of the Audit Committee and Nominating Committee if elected.
(4)	Interested Trustee.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information.
Name, Address and Year of Birth of Trustee or Nominee	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee during the past 5 years

Independent Trustee or Independent Trustee Nominee
Robert S. Andrialis 1944	Since 2012	President, Secured Growth Quantitative Research, 2011 – Present; Independent Consultant 2010-2011, President & Founder, Mergent, Inc., 1996-2010, Founding Principal, Berwick Capital, 1994-1996; President/CEO, Warren, Gorham & Lamont (subsidiary of The Thomson Corp.), 1989-1993; Senior Executive, Standard & Poors (including Chief Financial Officer, Group Vice President, and Executive Managing Director - U.S. Ratings), 1969-1989.	1	Trustee Emeritus, College of William and Mary Endowment Association; former Trustee, William and Mary Alumni Association (until 1993).

John Mannix 1968	Since 2013	Executive Vice President of Sales and Marketing, Newfound Research, LLC (since 2013); Senior Executive, Portfolio Manager, Baldwin Brothers Wealth Management (2010-2013); Founder and Partner, Oakmont Partners, LLC (family office) (2006–2010).	6	Arrow Investments Trust

Thomas L. Sarkany 1946	Since 2012	Founder and President, TTS Consultants, LLC, 2010 – present; Director of Fund Marketing, Director of Asset Management and Director of Index Licensing, Value Line, 1994-2010.	26	Trustee, Northern Lights Fund Trust II; Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors.

Charles Barragato 1944	Since 2013*	Managing Partner, Charles A. Barragato & Co., LLP (public accounting firm) 1983-Present; Professor of Accounting, Long Island University, 1986-Present; Staff Auditor, Peat, Marwick, Mitchell & Co., 1980-1983.	5	Arrow Investments Trust

Paul Montgomery 1953	Since 2013*	Director of Research Scotia Partners, LLC (since 2012) Managing Member, Theta Investment Research, LLC (2003 -2012).	5	Arrow Investments Trust

Interested Trustee
Joseph Barrato ^ 1965	Since 2012	Founder and Chief Executive Officer, Arrow Investment Advisor, LLC (registered investment adviser), 2006-present.	6	Arrow Investments Trust

* If elected at the Meeting

^ Mr. Barrato is considered an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position with the Advisor.

Charles Barragato is the founding partner of Charles A. Barragato & Co., LLP, a tax, accounting and business advisory services firm. A Certified Public Accountant (CPA) in New York State, Mr. Barragato has over three decades of experience providing tax planning and business advisory services to high net-worth individuals and privately held businesses. He also holds the Certified Fraud Examiner (CFE) designation and provides expert services in connection with business investigations and fraud cases. Additionally, Mr. Barragato holds the rank of Professor of Accounting and Taxation at the C.W. Post School of Professional Accountancy and has also lectured extensively before professional groups. Mr. Barragato holds a bachelor of science degree (summa cum laude) from the Long Island University - C.W. Post School of Professional Accountancy and a master’s degree in taxation from the same institution. He also earned his Ph.D. in business (concentration in accounting) from the CUNY Graduate Center - Baruch College. Mr. Barragato’s experience in the accounting industry gives him a strong understanding of the accounting and tax issues facing mutual funds.

Paul Montgomery is the principal owner and managing member of Theta Investment Research, LLC, an independent research firm focused on the management of alternative investments. He has nearly ten years of experience in the investment management industry. Mr. Montgomery holds a bachelor of art degree in psychology from The King’s College. Mr. Montgomery’s experience in the investment management industry gives him a strong understanding of the operational issues facing mutual funds and the regulatory framework under which investment companies must operate.

Robert S. Andrialis is the President of SecuredGrowth Quantitative Research, Inc. a financial technology and research development company that licenses the patent-pending SecuredGrowth™ Solution to premier asset managers, product sponsors, index calculators and large institutional clients. Mr. Andrialis began his career on Wall Street as an Analyst with Standard & Poor's. He became Director of Budgets and Chief Financial Officer before moving to an operating role, as Group VP of Information Services, which included the components of what eventually became S&P's index licensing business, which Mr. Andrialis launched in the late 1970s.  After a 19-year career at S&P, Mr. Andrialis became CEO and President of a Thomson subsidiary in the legal and professional publishing unit, heading up Warren Gorham and Lamont, and the Research Institute of America. After four years, Mr. Andrialis left and founded Berwick Capital, to focus on acquiring and consolidating businesses in the financial services space. Mergent, Inc. was created after acquiring eight businesses, highlighted by the acquisition of the non-rating businesses of Moody's Investor Services. Mr. Andrialis served as Chairman and CEO of Mergent before it was sold. Mr. Andrialis has a BA in Accounting from the College of William and Mary, and an MBA from the University of Richmond.

Joseph Barrato is a founding member of Arrow Investment Advisors, LLC, the investment adviser to the Fund. He has over 20 years of experience in the investment management industry, including six years with Rydex Investments, where he was responsible for the firm’s research and developed momentum models with the Rydex sector funds. Prior to Rydex, Mr. Barrato spent 12 years at the Federal Reserve Board of Governors, as an analyst and senior financial examiner. He holds a bachelor’s degree in business administration from The George Washington University, where he majored in finance and minored in accounting. Mr. Barrato’s experience in the investment management industry gives him a strong understanding of the operational issues facing mutual funds and the regulatory framework under which investment companies must operate.

John Mannix has more than 20 years in the investment management industry, most recently as an executive vice president of sales and marketing at Newfound Research, LLC. Prior to joining Newfound Research, Mr. Mannix was a senior vice president of sales and portfolio manager at Baldwin Brothers Wealth Management, an independent wealth management firm. Prior to Baldwin Brothers, Mr. Mannix was a Founder and Managing Partner at Oakmont Partners LLC, a wealth management and venture investment firm in Boston. Prior to Oakmont, Mr. Mannix held senior executive positions at Rydex Investments, Strong Capital Management, Scudder Kemper Investments and Fidelity Investments. Mr. Mannix holds a bachelor of science degree in economics from Syracuse University. Mr. Mannix’s experience in the investment management industry gives him a strong understanding of the operational issues facing mutual funds and the regulatory framework under which investment companies must operate.

Thomas T. Sarkany is currently the President of TTS Consultants, a financial services consultant firm. During his over 35 year career in the financial services industry, he held senior management and senior consultant positions at such prominent public companies as Bankers Trust, Conseco and Value Line. During this period he also served on the boards of both public and private companies as well as several open-end mutual funds, including the fourteen Value Line Funds. During his sixteen year tenure at Value Line, in addition to holding the positions of Director of Marketing and Director of Asset Management, Mr. Sarkany also initiated and established a broad range of Value Line licensed investment products, including exchange traded funds, unit investment trusts and closed-end funds. Mr. Sarkany holds a Masters of Business Administration in Finance from Long Island University and an Investment Banking and Corporate Finance certificate from New York University. Currently, Mr. Sarkany is also a member of both the ETF Advisory Committee and the Sales Force Marketing Committee of the ICI.

Executive Officers

The executive officers of the Trust are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Andrew Rogers 1969	President	Since 2011

Chief Executive Officer since 2012, President and Manager from 2006 to 2012, and Senior Vice President and Director of Administration from 2001 to 2005, Gemini Fund Services, LLC; Manager, Northern Lights Compliance Services, LLC from 2006 to 2008; Manager from 2006 to 2011 and President from 2004 to 2012, GemCom LLC.

Kevin E. Wolf 1969	Treasurer	Since 2011	President from 2008 to 2012, Gemini Fund Services, LLC.
James P. Ash 1976	Secretary	Since 2011

Senior Vice President since 2012, Vice-President from 2011 to 2012, Gemini Fund Services, LLC since 2011; Director of Legal Administration, from 2009 to 2011, and Gemini Fund Services, LLC since 2009; Assistant Vice President of Legal Administration from 2008 to 2011, , Gemini Fund Services, LLC (2008 - 2011).

James Colantino 1969	Assistant Treasurer	Since 2011	Senior Vice President since 2012, Vice President from 2004 to Present 2012; and Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.
Erik Naviloff 1968	Assistant Treasurer	Since 2011	Vice President since 2012 and Assistant Vice President from 2007 to 2012, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, from 2002 to 2007.
Sam Singh 1976	Assistant Treasurer	Since 2013	Assistant Vice President, GFS (since 2011); Assistant Vice President of Fund Administration; BNY Mellon (2007-2011).
Richard Gleason 1977	Assistant Treasurer	Since 2011

Assistant Vice President of Fund Administration since 2012, Manager of Fund Administration, Gemini Fund Services, LLC from 2008 to 2012, and Senior Fund Administrator from 2005 to 2008, Gemini Fund Services, LLC from 2005 to 2008.

Dawn Borelli 1972	Assistant Treasurer	Since 2011

Assistant Vice President, Fund Administration, Gemini Fund Services, LLC since 2010, Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (financial service company) from 2003 to 2010.

Michael J. Wagner 1950	Chief Compliance Officer	Since 2011

President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC), 2006 to present; Senior Vice President of Northern Lights Compliance Services, LLC, 2004 to 2006; Vice President of GemCom, LLC, 2004 to present; President from 2004 to 2006 and Chief Operations Officer from 2003 to 2006 of Gemini Fund Services, LLC.

CORPORATE GOVERNANCE

Management

The business of the Trust is managed by the Advisor under the direction of the Board in accordance with the Trust Instrument and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four (4) individuals, three (3) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or the Advisor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President and a Treasurer. The Trust has also appointed a Chief Compliance Officer (“CCO”) and may appoint one or more other officers as the Trustees determine.

The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the judgment of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Leadership Structure of the Board

The Board has determined that each Trustee, on an individual basis and in combination with the other Trustees, is qualified to serve, and should serve, on the Board. To make this determination the Board considered a variety of criteria, none of which in isolation was controlling. Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills, including the background information set forth below.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Trust, public companies or other organizations as set forth in the following Trustees and Officers table. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. In addition to his service as a Trustee of the Trust, Mr. Sarkany serves as a trustee of the Northern Lights Fund Trust II (“NLFT II”), a registered management investment company, and has previously served as a director of certain public companies; Mr. Andrialis has served as president and senior executive of various organizations in the financial services industry; Mr. Mannix has served as an executive of various organizations in the investment management industry; and Mr. Barrato founded and serves as the Chief Executive Officer of the Advisor.

The disclosure herein of a Trustee’s experience, qualifications, attributes and skills does not impose on such Trustee any duties, obligations, and liability imposed on such Trustee as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Each Trustee serves until his or her death, resignation or removal and replacement. Each Trustee currently oversees one series of the Trust. Mr. Barrato is considered an “interested Trustee” due to his affiliation with the Advisor. Mr. Barrato is also an interested trustee of Arrow Investments Trust, another registered open-end investment company.

Unless otherwise noted, the address of each Trustee and officer is Arrow Dow Jones Global Yield ETF, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.  The Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Independent Trustees and the other directorships, if any, held by the Independent Trustees, are shown above. As shown, Mr. Sarkany is a trustee of the NLFT II, which may be deemed to be in the same Fund Complex as the Trust and, therefore, the portfolios of NLFT II are reflected as portfolios in the Fund Complex overseen by Mr. Sarkany.

Board Independence

Shares of the Fund are listed and traded on NYSE Arca, Inc. (“NYSE Arca”). NYSE Arca rules require listed companies to have a board of trustees with at least a majority of independent trustees. The Board has determined that three of the four Trustees are “independent trustees” under the listing standards of NYSE Arca. The Trustees determined to be independent under the listing standards of NYSE Arca are Messrs. Andrialis, Mannix and Sarkany. The Board has also determined that if elected at the Meeting to serve as trustees, Messrs. Barragato and Montgomery will be independent under these standards.

Committees of the Board of Trustees

The Board has established an Audit Committee and a Nominating Committee. Membership on each committee is limited to independent trustees, as defined under the listing standards of NYSE Arca. In addition, members of the Audit Committee must also meet the independence standards for Audit Committee members adopted by the SEC.

Audit Committee. The Audit Committee consists of all of the Independent Trustees. The Audit Committee operates pursuant to an Audit Committee Charter. For the fiscal year ended January 31, 2014, the committee met two times. The Audit Committee’s responsibilities include:

•	recommending to the Board the selection, retention or termination of the Trust’s independent registered public accounting firm;

•	reviewing with the independent registered public accounting firm the scope, performance and anticipated cost of their audit;

•

discussing with the independent registered public accounting firm certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm, or any other results of any audit;

•

reviewing on a periodic basis a formal written statement from the independent registered public accounting firm with respect to their independence, discussing with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent registered public accounting firm and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and

•

considering the comments of the independent registered public accounting firm and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.

The Audit Committee reviews and discusses the audited financial statements with Trust management.  The Audit Committee also discusses with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented.  The Audit Committee receives the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discusses with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of the Fund for its fiscal year ended January 31, 2013, be included in the Trust’s annual report to shareholders for filing with the SEC.  The Audit Committee is currently comprised of Messrs. Andrialis (Chair), Mannix and Sarkany.

Nominating Committee. The Board has a Nominating Committee that consists of all of the current Independent Trustees. The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not interested persons of the Trust and who meet any independence requirements of NYSE Arca or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential candidates to serve as Independent Trustee; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Nominating Committee will generally not consider potential candidates for nomination identified by shareholders. The Nominating Committee met two times during the fiscal year ended January 31, 2014.

The Governing Documents do not set forth any specific qualifications to serve as a Trustee.  The Charter of the Nominating Committee also does not set forth any specific qualifications, but does set forth certain factors that the committee may take into account in considering Independent Trustee candidates.  In general, no one factor is decisive in the selection of an individual to join the Board.

Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund and exchange-traded fund (“ETF”) industry; (ii) experience as a trustee or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board’s  existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the  ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as an Independent Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and the Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, management, service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as Trustees.  Each Trustee’s ability to perform his duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the board of a registered investment company, public companies, or non-profit entities or other organizations as set forth herein.  Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences.

In respect of each current Trustee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a Trustee.  Each Trustee’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a Trustee is set forth herein.

At its most recent meeting, the Nominating Committee approved each of the Trustee nominees listed herein for Trustee of the Trust.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Advisor and the Distributor (collectively, the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Advisor and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

Trustee Compensation

Each Independent Trustee currently receives a quarterly retainer of $2,000 ($2,500, effective March 24, 2014), as well as reimbursement for any reasonable expenses incurred attending the meetings of the Board. The “interested” Trustee does not receive compensation for his services as a Trustee. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Independent Trustees and Independent Trustee nominees received from the Trust during the Fund’s fiscal year ended January 31, 2014. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust [1]	Total Compensation From Trust and the Fund Complex Paid to Trustees
Thomas T. Sarkany	$8,000	$8,000
Robert S. Andrialis	$8,000	$8,000
John Mannix	$8,000	$14,000
Charles Barragato*	N/A	$10,000
Paul Montgomery*	N/A	$10,000

(1) If there are additional series of the Trust, Trustees’ fees will be allocated pro rata among the series in the Trust.

* Mr. Barragato and Mr. Montgomery are Independent Trustee nominees and did not serve as Trustees during the Fund’s fiscal year ended January 31, 2014.

Trustee Ownership of Fund Shares

As of December 31, 2013, none of the Trustees or Trustee nominees beneficially owned shares of the Fund or other funds in the Fund Complex overseen by the Trustee.

As of January 31, 2014, all of the Trustees and executive officers as a group owned less than 1% of the Fund’s outstanding shares.

Independent Registered Public Accounting Firm

BBD, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as independent public accounting firm for the Trust and is responsible for auditing the annual financial statements of the Trust. Representatives of BBD are not expected to be present at the Meeting and will not have an opportunity to make a statement, but will be available should questions arise.

Audit Fees. The aggregate fees billed for professional services rendered by BBD for the audit of the Trust’s annual financial statements and services normally provided by BBD in connection with the statutory and regulatory filings or engagements for the Fund’s fiscal years ended January 31, 2012 and January 31, 2013 were $2,000 and $8,000, respectively.

Audit-Related Fees. The Trust did not incur fees for any assurance or other services related to the performance of the audit of the Trust’s financial statements, other than those reported under “Audit Fees” above, during the Fund’s two most recently completed fiscal years.

Tax Fees. The aggregate fees billed for tax services rendered by BBD for tax compliance, tax advice and tax planning for the fiscal years ended January 31, 2012 and January 31, 2013 were $0 and $2,000, respectively.

All Other Fees. The Trust did not incur any other fees payable to BBD for other products and services, other than the services reported above, for the Trust’s two most recently completed fiscal years.

Aggregate Non-Audit Fees. Other than the tax fees noted above, there were no non-audit fees billed by BBD for the last two fiscal years.

The Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the independent registered public accounting firm (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.  The types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Audit Committee at least annually.  The Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the independent registered public accounting firm.

The independent registered public accounting firm did not perform any non-audit services (other than tax services for the Trust nor any non-audit services for the Advisor) during the Fund’s most recently completed fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of January 31, 2014, no shareholder beneficially owned more than 5% of the Fund’s shares.

OPERATION OF THE FUND

GYLD is a diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust and formed by a Trust Instrument.  The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, Nebraska 68130.  The Board of Trustees supervises the business activities of the Fund.  Like other ETFs, the Fund retains various organizations to perform specialized services.  The Fund currently retains the Advisor, located at 2943 Olney Sandy Spring Road, Suite A, Olney, MD  20832, as its investment adviser.  Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska  68130, serves as principal underwriter and distributor of the Fund’s shares.  Gemini Fund Services, LLC (“GFS”), with principal offices located at 80 Arkay Drive, Suite 110, Hauppauge, New York, 11788, provides the Trust and GYLD with transfer agent, accounting, compliance, and administrative services.

Legal Proceedings.  On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), GFS, certain trustees of an investment company that receives administrative services from GFS.  To settle the SEC’s charges, GFS and NLCS each agreed to pay $50,000 penalties, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Advisor, the Trust or GYLD.

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Secretary

Dated: February 14, 2014

If you have any questions before you vote, please call D.F. King & Co., Inc., the Fund’s proxy solicitor, at 1-888-414-5566 any time between 8:00 AM and 10:00 PM (Eastern Time) weekdays or between 11 AM and 6:00 PM on Saturdays to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

Vote this proxy card TODAY!
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ARROW DOW JONES GLOBAL YIELD ETF

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints James Ash, Secretary, Kevin Wolf, Treasurer and Sam Singh, Assistant Treasurer and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Arrow Dow Jones Global Yield ETF (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held March 21, 2014 at 9:00 a.m. Eastern Time at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as director.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated ________________

Signature(s) (Title(s), if applicable) **(Sign in the Box)**

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

ADJ14-PXC-Front 1.01

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. Example: ■

		FOR all nominees listed (except as noted on the line at left)	WITHHOLD authority to vote for all nominees
1.	Election of Trustees: (01) Robert S. Andrialis (04) John Mannix (02) Joseph Barrato (05) Charles Barragato (03) Thomas T. Sarkany (06) Paul Montgomery	☐	☐

____

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE SIGN ON REVERSE SIDE

ADJ14-PXC-Back 1.01